UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02201

                 Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                         New York, NY 10166

(Address of principal executive offices) (Zip code)

David C. Leduc
200 Park Avenue, 7th Floor

                 New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2024

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

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For the Six-Month Period Ended 09/30/24

November 2, 2024

DEAR SHAREHOLDERS:

The six-month reporting period ended September 30, 2024 was marked by moderating (albeit above-target) inflation, robust economic growth and a healthy but loosening labor market.

Inflation eased over the period. Headline Consumer Price Index (“CPI”) fell from 3.5% to 2.5% and Personal Consumption Expenditures (“PCE”) from 2.8% to 2.2%. Excluding food and energy, progress was a little less pronounced given the “stickiness” of several core services categories, such as housing, transportation, and medical services. Core CPI fell from 3.8% to 3.2%, Core PCE fell from 3% to 2.7%.

Elsewhere, the labor market moved into a finer balance between the demand and supply for jobs, moving into a “low hiring and low firing” stage of the cycle. The six-month rolling average of monthly payroll gains fell from 240,00 to 167,000. The number of job openings to unemployed workers fell from 1.3 to 1.2, in line with pre-pandemic levels. Employment diffusion indices also increasingly showed a balance of job gains and job losses across industries.

The unemployment rate rose from 3.8% to 4.1%, notably triggering the “Sahm rule” recession indicator. The closely-watched indicator states that a feedback loop of job losses will occur if the 3-month average unemployment rate rises by 0.5% relative to its highest value over the previous 12 months. It has been a strong historical predictor of recessions. However, the intuition behinds it demands that a higher unemployment rate be driven by job losses. So far this cycle, new job entrants (largely due to immigration) and labor market re-entrants (due to a rising participation rate) have been significant contributors to the rise in the unemployment over the last year, not just layoffs.

As a result of easing inflation, the Federal Reserve (“Fed”) shifted its focus from inflation to the labor market and enacted its first rate cut of the cycle in September 2024. It cut rates by 50 basis points (“bp”), when many market participants had anticipated 25bp. The central bank noted “progress on inflation” and declared the committee has “gained greater confidence that inflation is moving sustainably toward 2%”. On the labor market, it changed its characterization of job gains as having “moderated” to “slowed” and added that the committee is “strongly committed to supporting maximum employment”. The Federal Open Market Committee (“FOMC”) projected another 50bp of further rate cuts into the end of the year and 100bp to follow in 2025.

US Gross Domestic Product (“GDP”) growth remained robust, coming in at 3% in the second calendar quarter of 2024, up from 1.6% in the first calendar quarter of 2024.

Over the period, markets moved to price in the start of the Fed’s rate cutting cycle. Short-dated Treasury yields fell by up to 100bp across the curve and fell more modestly at longer maturities. This caused the curve to “dis-invert” between 2 and 10-years for the first time since 2022. Investment grade and high yield credit spreads were stable in comparison, narrowing by 1bp and 5bp respectively.

As a result, falling yields were the largest contributors to performance in credit markets over the period. Investment grade corporates (as measured by the Bloomberg US Corporate Index) delivered an excess return of 0.72% and a total return of 5.74%. Meanwhile, high yield (as measured by the Bloomberg US Corporate High Yield Index) delivered an excess return of 2.11% and a total return of 6.44%.

The Insight Select Income Fund (“Fund”) decreased the long duration bias of the Fund to a more neutral stance. We believed yields declined to a level beyond where our rate forecast predicted and therefore, we took a neutral stance until

2

presented with more economic data. The Fund did not make significant changes to its high-level sector allocation; we continue to seek short-dated, high income-generating investments with attractive valuations paired with longer-maturity, higher quality issues. Overall credit exposure remains slightly below the Fund’s historical average. There was a modest decrease to high yield investments, and investment grade midstream sector bonds, while the Fund maintained a steady allocation to asset-backed securities. Exposure to commercial mortgage-backed securities remains very small. Market volatility has created periodic market dislocations and the Fund maintains what we view as adequate portfolio liquidity to capitalize on idiosyncratic opportunities that may present themselves. While being exposed to the credit markets generally, we continue to adjust the Fund’s portfolio positioning to focus on the parts of the credit curve that we believe provide the best tradeoff between risk and reward, in a volatile interest rate environment that we expect to continue over the next year. Balance remains paramount as there are risks on both sides of any forecast. The Fund’s performance during the reporting period was a function of navigating a difficult rate environment while positioning the Fund to effectively target, what are, in our opinion, durable and high-quality sources of predictable income. We continue to resist the temptation to sacrifice portfolio liquidity in the hunt for yield, and we want to own assets that we see exhibiting good visibility into the credit worthiness of issuers, stability of balance sheets, and overall staying power.

As of September 30, 2024, the Fund had a net asset value (NAV) of $18.30 per share. This represents a 3.62% increase from $17.66 per share on March 31, 2024. On September 30, 2024, the Fund’s closing price on the New York Stock Exchange was $17.65 per share, representing a 3.55% discount to NAV per share, compared with an 6.63% discount as of March 31, 2024. One of the primary objectives of the Fund is to maintain a high level of income. On September 18, 2024, the Board of Trustees declared a distribution payment of $0.20 per share payable on October 24, 2024 to the shareholders of record on October 10, 2024. On an annualized basis, including the pending dividend, the annual dividend payment from ordinary income equates to a total of $0.80 per share, representing a 4.63% dividend yield based on the market price on October 8, 2024 of $17.26 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Yield represents the major component of return in most fixed income portfolios. Given the Fund’s emphasis on income and the dividend, we generally will not have material exposure to low-yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

3

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2024:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)1

[1]	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice. The pie chart above does not include the Fund’s derivative instruments.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase additional shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact Computershare Investor Services, the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

David C. Leduc

President

Mr. Leduc’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

4

Opinions expressed herein are current opinions of Insight and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking state-ments include all statements, other than statements of historical fact, that address future activities, events or develop-ments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘antici-pate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or out-comes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary ma-terially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These bench-marks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

5

Total Return-Percentage Change (Annualized for periods longer than 1 year)

Per Share with All Distributions Reinvested1

	6 Months to 9/30/24	1 Year to 9/30/24	3 Years to 9/30/24	5 Years to 9/30/24	10 Years to 9/30/24
Insight Select Income Fund (Based on Net Asset Value)	6.16%	15.28%	-0.57%	2.05%	3.66%
Insight Select Income Fund (Based on Market Value)	9.65%	23.47%	-0.53%	2.40%	4.11%
Bloomberg U.S. Credit Index[2]	5.66%	13.81%	-1.12%	1.07%	2.79%

1 − Total investment return based on net asset value per share includes management fees and all other expenses paid by the Fund and reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of the calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

2 − Source: Bloomberg as of September 30, 2024. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

6

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2024

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (82.68%)
AEROSPACE/DEFENSE (1.31%)
BAE Systems PLC, Sr. Unsec. Notes, 5.500%, 03/26/54, 144A(b)	Baa1/BBB+	$200	$209,476
Boeing Co., Sr. Unsec. Notes, 5.805%, 05/01/50(b)	Baa3-/BBB-	463	447,124
Boeing Co., Sr. Unsec. Notes, 6.858%, 05/01/54, 144A(b)	Baa3-/BBB-	272	298,397
Northrop Grumman Corp., Sr. Unsec. Notes, 7.750%, 06/01/29	Baa1/BBB+	500	560,231
Rolls-Royce PLC, Co. Gty., 5.750%, 10/15/27, 144A(b)	Baa3/BBB	369	380,456
RTX Corp., Sr. Unsec. Notes, 3.750%, 11/01/46(b)	Baa1/BBB+	700	571,012
TransDigm, Inc., Sr. Sec. Notes, 6.750%, 08/15/28, 144A(b)	Ba3/BB-	90	92,617
			2,559,313
AGRICULTURE (0.73%)
Altria Group, Inc., Co. Gty., 5.950%, 02/14/49(b)	A3/BBB	329	344,781
BAT Capital Corp., Co. Gty., 6.343%, 08/02/30(b)	Baa1/BBB+	197	212,983
BAT Capital Corp., Co. Gty., 7.081%, 08/02/53(b)	Baa1/BBB+	70	81,202
Bunge, Ltd. Finance Corp., Co. Gty., 4.100%, 01/07/28(b)	Baa1/A-	270	269,751
Philip Morris International, Inc., Sr. Unsec. Notes, 2.100%, 05/01/30(b)	A2/A-	580	517,365
			1,426,082
AIRLINES (3.14%)
Air Canada, Sr. Sec. Notes, 3.875%, 08/15/26, 144A(b)	Ba1/BBB-	246	239,538
Air Canada Pass Through Certs., Series 2020-2, Class A, 5.250%, 04/01/29, 144A	NA/AA-	159	159,319
American Airlines Group, Inc. Pass Through Certs., Series 2017-1, Class AA, 3.650%, 02/15/29	A1/NA	704	671,391
American Airlines Group, Inc. Pass Through Certs., Series 2017-2, Class AA, 3.350%, 10/15/29	A1/NA	1,072	1,010,882
American Airlines Group, Inc. Pass Through Certs., Series 2019-1, Class AA, 3.150%, 02/15/32	A2/AA-	615	571,977
American Airlines, Inc., Sr. Sec. Notes, 5.500%, 04/20/26, 144A	Ba1/NA	206	206,201
American Airlines, Inc., Sr. Sec. Notes, 5.750%, 04/20/29, 144A	Ba1/NA	162	161,733
British Airways PLC Pass Through Certs., Series 2020-1, Class A, 4.250%, 11/15/32, 144A	NA/A	94	89,982
Delta Air Lines, Inc., Sr. Sec. Notes, 4.500%, 10/20/25, 144A	Baa1/NA	50	49,702
Delta Air Lines, Inc., Sr. Sec. Notes, 4.750%, 10/20/28, 144A	Baa1/NA	209	208,663
JetBlue Airways Corp. Pass Through Certs., Series 2020-1, Class A, 4.000%, 11/15/32	Baa2/NA	828	794,034
United Airlines, Inc., Sr. Sec. Notes, 4.375%, 04/15/26, 144A(b)	Ba1/BB+	65	64,010
United Airlines, Inc., Sr. Sec. Notes, 4.625%, 04/15/29, 144A(b)	Ba1/BB+	318	307,147
United Airlines, Inc. Pass Through Certs., Series 2018-1, Class B, 4.600%, 03/01/26	Ba1/NA	398	392,800
United Airlines, Inc. Pass Through Certs., Series 2019-1, Class AA, 4.150%, 08/25/31	Aa3/NA	321	307,448
United Airlines, Inc. Pass Through Certs., Series 2019-2, Class AA, 2.700%, 05/01/32	A1/NA	883	787,522
United Airlines, Inc. Pass Through Certs., Series 2020-1, Class A, 5.875%, 10/15/27	Aa3/A+	127	129,316
			6,151,665
AUTO MANUFACTURERS (2.33%)
Ford Holdings LLC, Co. Gty., 9.300%, 03/01/30	Ba1/BBB-	1,000	1,176,046
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.300%, 02/10/25(b)	Ba1/BBB-	1,199	1,185,554
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 5.800%, 03/05/27(b)	Ba1/BBB-	276	280,982
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.122%, 11/07/33(b)	Ba1/BBB-	200	216,077
General Motors Financial Co., Inc., Sr. Unsec. Notes, 3.600%, 06/21/30(b)	Baa2/BBB	1,027	958,826
Stellantis Finance US, Inc., Co. Gty., 2.691%, 09/15/31, 144A(b)	Baa1/BBB+	221	188,353
Volkswagen Group of America Finance LLC, Co. Gty., 6.450%, 11/16/30, 144A(b)	A3/BBB+	530	568,859
			4,574,697
BANKS (17.01%)
Banco Santander SA, Sr. Preferred Notes, 5.588%, 08/08/28	A2/A+	600	624,309
Bank of America Corp., Sr. Unsec. Notes, (SOFRRATE + 1.330%), 2.972%, 02/04/33(b),(c)	A1/A-	2,655	2,375,474
Bank of America Corp., Sr. Unsec. Notes, (SOFRRATE + 1.650%), 5.468%, 01/23/35(b),(c)	A1/A-	656	688,345
Bank of Montreal, Jr. Sub. Notes, (H15T5Y + 3.010%), 7.300%, 11/26/84(b),(c)	Baa3/BBB-	715	753,434
Barclays PLC, Sr. Unsec. Notes, (SOFRRATE + 2.420%), 6.036%, 03/12/55(b),(c)	Baa1/BBB+	200	218,574
Citigroup, Inc., Jr. Sub. Notes, (H15T5Y + 3.597%), 4.000%, 12/10/25(b),(c),(d)	Ba1/BB+	384	376,214

The accompanying notes are an integral part of these financial statements.

7

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
BANKS (Continued)
Citigroup, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.447%), 5.449%, 06/11/35(b),(c)	A3/BBB+	$897	$935,102
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.600%), 3.980%, 03/20/30(b),(c)	A3/BBB+	500	489,390
Citigroup, Inc., Sr. Unsec. Notes, (TSFR3M + 1.825%), 3.887%, 01/10/28(b),(c)	A3/BBB+	2,402	2,377,329
Citigroup, Inc., Sub. Notes, 4.600%, 03/09/26	Baa2/BBB	388	388,999
Citizens Bank NA, Sr. Unsec. Notes, (SOFRRATE + 1.450%), 6.064%, 10/24/25(b),(c)	A3/A-	500	499,982
Citizens Financial Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.010%), 5.841%, 01/23/30(b),(c)	Baa1/BBB+	137	142,422
Citizens Financial Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.325%), 6.645%, 04/25/35(b),(c)	Baa1/BBB+	118	129,254
Credit Agricole SA, Sub. Notes, (USD 5 yr. Swap Semi 30/360 US + 1.644%), 4.000%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	986,643
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.210%), 5.049%, 07/23/30(b),(c)	A2/BBB+	1,895	1,942,413
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.552%), 5.851%, 04/25/35(b),(c)	A2/BBB+	900	966,056
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (SOFRRATE + 1.725%), 4.482%, 08/23/28(b),(c)	A2/BBB+	703	706,377
HSBC Capital Funding Dollar 1 LP, Co. Gty., (3M LIBOR + 4.980%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa3/BB+	2,180	2,830,974
ING Groep NV, Sr. Unsec. Notes, (SOFRRATE + 1.640%), 3.869%, 03/28/26(b),(c)	Baa1/A-	782	778,139
JPMorgan Chase & Co., Sr. Unsec. Notes, (SOFRRATE + 1.490%), 5.766%, 04/22/35(b),(c)	A1/A-	277	298,151
JPMorgan Chase & Co., Sr. Unsec. Notes, (SOFRRATE + 1.620%), 5.336%, 01/23/35(b),(c)	A1/A-	2,000	2,088,420
JPMorgan Chase & Co., Sr. Unsec. Notes, (SOFRRATE + 1.845%), 5.350%, 06/01/34(b),(c)	A1/A-	400	418,148
Morgan Stanley, Sr. Unsec. Notes, (SOFRRATE + 1.215%), 5.042%, 07/19/30(b),(c)	A1/A-	1,420	1,458,733
Morgan Stanley, Sr. Unsec. Notes, (SOFRRATE + 1.580%), 5.831%, 04/19/35(b),(c)	A1/A-	911	977,249
PNC Financial Services Group, Inc., Jr. Sub. Notes, (TSFR3M + 3.562%), 5.000%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	750,535
PNC Financial Services Group, Inc., Sr. Unsec. Notes, (SOFRINDX + 1.730%), 6.615%, 10/20/27(b),(c)	A3/A-	277	289,463
Royal Bank of Canada, Jr. Sub. Notes, (H15T5Y + 2.887%), 7.500%, 05/02/84(b),(c)	Baa2/BBB	1,000	1,067,353
Santander Holdings USA, Inc., Sr. Unsec. Notes, (SOFRRATE + 2.356%), 6.499%, 03/09/29(b),(c)	Baa2/BBB+	134	140,275
State Street Corp., Jr. Sub. Notes, (H15T5Y + 2.613%), 6.700%, 03/15/29(b),(c),(d)	Baa1/BBB	371	384,132
Synchrony Bank, Sr. Unsec. Notes, 5.400%, 08/22/25(b)	NA/BBB	305	305,635
Toronto-Dominion Bank, Jr. Sub. Notes, (H15T5Y + 2.977%), 7.250%, 07/31/84(b),(c)	Baa1/BBB	460	479,283
Truist Financial Corp., Jr. Sub. Notes, (H15T5Y + 3.003%), 6.669%, 03/01/25(b),(c),(d)	Baa3/BBB-	1,136	1,130,735
Truist Financial Corp., Sr. Unsec. Notes, (SOFRRATE + 2.361%), 5.867%, 06/08/34(b),(c)	Baa1/A-	111	117,908
Truist Financial Corp., Sr. Unsec. Notes, (SOFRRATE + 2.446%), 7.161%, 10/30/29(b),(c)	Baa1/A-	149	163,195
UBS AG, Sr. Unsec. Notes, (SOFRINDX + 1.260%), 6.297%, 02/21/25(e)	Aa2/A+	1,250	1,254,900
UBS Group AG, Sr. Unsec. Notes, (H15T1Y + 1.770%), 5.699%, 02/08/35, 144A(b),(c)	A3/A-	266	280,515
US Bancorp, Sr. Unsec. Notes, (SOFRRATE + 1.860%), 5.678%, 01/23/35(b),(c)	A3/A	305	322,769
US Bancorp, Sr. Unsec. Notes, (SOFRRATE + 2.260%), 5.836%, 06/12/34(b),(c)	A3/A	161	171,713
Wells Fargo & Co., Jr. Sub. Notes, (H15T5Y + 3.453%), 3.900%, 03/15/26(b),(c),(d)	Baa2/BB+	1,162	1,129,177
Wells Fargo & Co., Sr. Unsec. Notes, (SOFRRATE + 1.780%), 5.499%, 01/23/35(b),(c)	A1/BBB+	1,200	1,255,808
Westpac Banking Corp., Sub. Notes, (H15T5Y + 1.750%), 2.668%, 11/15/35(b),(c)	A3/A-	753	656,413
			33,349,940
BEVERAGES (0.52%)
Anheuser-Busch Cos. LLC, Co. Gty., 4.700%, 02/01/36(b)	A3/A-	645	646,755
Coca-Cola Co., Sr. Unsec. Notes, 4.650%, 08/14/34(b)	A1/A+	357	364,986
			1,011,741
BIOTECHNOLOGY (0.75%)
Amgen, Inc., Sr. Unsec. Notes, 5.250%, 03/02/30(b)	Baa1/BBB+	106	110,470
Amgen, Inc., Sr. Unsec. Notes, 5.650%, 03/02/53(b)	Baa1/BBB+	255	267,894

The accompanying notes are an integral part of these financial statements.

8

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
BIOTECHNOLOGY (Continued)
Royalty Pharma PLC, Co. Gty., 2.200%, 09/02/30(b)	Baa3/BBB-	$930	$814,070
Royalty Pharma PLC, Co. Gty., 2.150%, 09/02/31(b)	Baa3/BBB-	326	277,594
			1,470,028
BUILDING MATERIALS (0.82%)
Builders FirstSource, Inc., Co. Gty., 6.375%, 03/01/34, 144A(b)	Ba2/BB-	541	561,758
EMRLD Borrower LP, Sr. Sec. Notes, 6.750%, 07/15/31, 144A(b)	B1/BB-	93	96,994
Smyrna Ready Mix Concrete LLC, Sr. Sec. Notes, 8.875%, 11/15/31, 144A(b)	Ba3/BB-	878	946,815
			1,605,567
CHEMICALS (2.72%)
Braskem Netherlands Finance BV, Co. Gty., 4.500%, 01/31/30, 144A(b)	NA/BB+	735	655,409
Braskem Netherlands Finance BV, Co. Gty., 5.875%, 01/31/50, 144A	NA/BB+	245	191,947
Celanese US Holdings LLC, Co. Gty., 6.700%, 11/15/33(b)	Baa3/BBB-	350	382,586
Huntsman International LLC, Sr. Unsec. Notes, 5.700%, 10/15/34(b)	Baa3/BBB-	1,041	1,031,426
Solvay Finance America LLC, Co. Gty., 5.850%, 06/04/34, 144A(b)	Baa1/BBB+	458	480,494
Union Carbide Corp., Sr. Unsec. Notes, 7.750%, 10/01/96(f)	Baa1/BBB	2,000	2,591,175
			5,333,037
COMMERCIAL SERVICES (2.03%)
Ashtead Capital, Inc., Co. Gty., 4.000%, 05/01/28, 144A(b)	Baa3/BBB-	555	540,438
Ashtead Capital, Inc., Co. Gty., 4.250%, 11/01/29, 144A(b)	Baa3/BBB-	200	194,292
ERAC USA Finance LLC, Co. Gty., 7.000%, 10/15/37, 144A	A3/A-	1,500	1,787,480
Global Payments, Inc., Sr. Unsec. Notes, 3.200%, 08/15/29(b)	Baa3/BBB-	650	608,420
Global Payments, Inc., Sr. Unsec. Notes, 5.400%, 08/15/32(b)	Baa3/BBB-	178	182,526
Prime Security Services Borrower LLC, Sr. Sec. Notes, 3.375%, 08/31/27, 144A(b)	Ba2/BB	559	529,928
Triton Container International, Ltd., Co. Gty., 3.150%, 06/15/31, 144A(b)	NA/BBB	167	145,423
			3,988,507
COMPUTERS (0.53%)
Dell International LLC, Sr. Unsec. Notes, 8.350%, 07/15/46(b)	Baa2/BBB	90	121,589
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 5.000%, 10/15/34(b)	Baa2/BBB	928	917,625
			1,039,214
DIVERSIFIED FINANCIAL SERVICES (1.69%)
AerCap Ireland Capital DAC, Co. Gty., 3.300%, 01/30/32(b)	Baa1/BBB+	1,122	1,011,168
AerCap Ireland Capital DAC, Co. Gty., (H15T5Y + 2.720%), 6.950%, 03/10/55(b),(c)	Baa2/BBB-	150	155,384
Aircastle, Ltd., Sr. Unsec. Notes, 5.750%, 10/01/31, 144A(b)	Baa3/BBB-	184	189,057
Discover Financial Services, Sr. Unsec. Notes, 6.700%, 11/29/32(b)	Baa2/BBB-	474	520,309
LSEGA Financing PLC, Co. Gty., 2.500%, 04/06/31, 144A(b)	A3/A	264	232,896
Macquarie Airfinance Holdings, Ltd., Sr. Unsec. Notes, 5.150%, 03/17/30, 144A(b)	Baa3/BBB-	978	980,364
Macquarie Airfinance Holdings, Ltd., Sr. Unsec. Notes, 6.500%, 03/26/31, 144A(b)	Baa3/BBB-	73	77,273
Nasdaq, Inc., Sr. Unsec. Notes, 5.350%, 06/28/28(b)	Baa2/BBB	147	152,658
			3,319,109
ELECTRIC (6.09%)
AES Andes SA, Jr. Sub. Notes, (H15T5Y + 4.917%), 6.350%, 10/07/79, 144A(b),(c)	Ba2/BB	508	504,354
AES Panama Generation Holdings Srl, Sr. Sec. Notes, 4.375%, 05/31/30, 144A(b)	Baa3/NA	530	479,505
Berkshire Hathaway Energy Co., Sr. Unsec. Notes, 2.850%, 05/15/51(b)	A3/A-	700	473,011
CMS Energy Corp., Jr. Sub. Notes, (H15T5Y + 2.900%), 3.750%, 12/01/50(b),(c)	Baa3/BBB-	238	207,728
Consorcio Transmantaro SA, Sr. Unsec. Notes, 4.700%, 04/16/34, 144A	Baa3/NA	200	195,698
Duke Energy Corp., Sr. Unsec. Notes, 5.000%, 08/15/52(b)	Baa2/BBB	745	705,929
Duke Energy Indiana LLC, 5.400%, 04/01/53(b)	Aa3/A	1,000	1,026,696
Edison International, Jr. Sub. Notes, (H15T5Y + 4.698%), 5.375%, 03/15/26(b),(c),(d)	Ba1/BB+	638	631,793
Electricite de France SA, Jr. Sub. Notes, (H15T5Y + 5.411%), 9.125%, 03/15/33, 144A(b),(c),(d)	Ba2/B+	200	227,657
Enel Finance America LLC, Co. Gty., 7.100%, 10/14/27, 144A(b)	Baa1/BBB	200	214,758

The accompanying notes are an integral part of these financial statements.

9

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
ELECTRIC (Continued)
Enel Finance International NV, Co. Gty., 7.500%, 10/14/32, 144A(b)	Baa1/BBB	$200	$232,934
Entergy Corp., Jr. Sub. Notes, (H15T5Y + 2.670%), 7.125%, 12/01/54(b),(c)	Baa3/BBB-	459	475,718
Evergy Metro, Inc., Sr. Sec. Notes, 4.200%, 06/15/47(b)	A2/A	467	398,589
Hydro-Quebec, 8.250%, 04/15/26	Aa2/AA-	1,550	1,643,250
IPALCO Enterprises, Inc., Sr. Sec. Notes, 4.250%, 05/01/30(b)	Baa3/BBB-	462	446,302
Jersey Central Power & Light Co., Sr. Unsec. Notes, 2.750%, 03/01/32, 144A(b)	A3/BBB	323	282,557
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/BBB+	500	544,538
New England Power Co., Sr. Unsec. Notes, 5.936%, 11/25/52, 144A(b)	A3/BBB+	356	381,841
Niagara Mohawk Power Corp., Sr. Unsec. Notes, 5.664%, 01/17/54, 144A(b)	Baa1/BBB+	96	99,394
Pacific Gas and Electric Co., 2.100%, 08/01/27(b)	Baa2/BBB	391	366,325
Pacific Gas and Electric Co., 3.500%, 08/01/50(b)	Baa2/BBB	617	445,591
PPL Capital Funding, Inc., Co. Gty., 5.250%, 09/01/34(b)	Baa1/BBB+	297	305,645
Public Service Enterprise Group, Inc., Sr. Unsec. Notes, 6.125%, 10/15/33(b)	Baa2/BBB	184	200,249
Puget Energy, Inc., Sr. Sec. Notes, 2.379%, 06/15/28(b)	Baa3/BBB-	247	228,796
Transelec SA, Sr. Unsec. Notes, 4.250%, 01/14/25, 144A(b)	Baa1/BBB	750	747,443
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	470,493
			11,936,794
ENTERTAINMENT (0.45%)
Caesars Entertainment, Inc., Co. Gty., 8.125%, 07/01/27, 144A(b)	B3/B-	188	191,855
International Game Technology PLC, Sr. Sec. Notes, 5.250%, 01/15/29, 144A(b)	Ba1/BB+	685	683,452
			875,307
FOOD (1.45%)
Bimbo Bakeries USA, Inc., Co. Gty., 6.400%, 01/15/34, 144A(b)	Baa1/BBB+	395	436,535
Bimbo Bakeries USA, Inc., Co. Gty., 5.375%, 01/09/36, 144A(b)	Baa1/BBB+	200	206,191
Bimbo Bakeries USA, Inc., Co. Gty., 4.000%, 05/17/51, 144A(b)	Baa1/BBB+	363	291,449
J M Smucker Co., Sr. Unsec. Notes, 6.500%, 11/15/53(b)	Baa2/BBB	107	123,440
JBS USA Holding Lux Sarl, Co. Gty., 3.625%, 01/15/32(b)	Baa3/BBB-	211	192,951
Kroger Co., Sr. Unsec. Notes, 5.000%, 09/15/34(b)	Baa1/BBB	339	341,546
Kroger Co., Sr. Unsec. Notes, 5.500%, 09/15/54(b)	Baa1/BBB	179	180,022
MARB BondCo PLC, Co. Gty., 3.950%, 01/29/31, 144A(b)	NA/BB+	213	188,649
NBM US Holdings, Inc., Co. Gty., 7.000%, 05/14/26, 144A(b)	NA/BB+	885	890,737
			2,851,520
FOREST PRODUCTS & PAPER (0.30%)
LD Celulose International GmbH, Sr. Sec. Notes, 7.950%, 01/26/32, 144A(b)	Ba3/NA	255	261,757
Suzano Austria GmbH, Co. Gty., 3.750%, 01/15/31(b)	NA/BBB-	351	323,258
			585,015
GAS (1.16%)
NiSource, Inc., Sr. Unsec. Notes, 5.400%, 06/30/33(b)	Baa2/BBB+	191	198,558
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,064,062
Southern Co. Gas Capital Corp., Co. Gty., 4.400%, 05/30/47(b)	Baa1/A-	1,164	1,010,350
			2,272,970
HEALTHCARE-PRODUCTS (0.15%)
STERIS Irish FinCo UnLtd Co., Co. Gty., 2.700%, 03/15/31(b)	Baa2/BBB	329	292,849
HEALTHCARE-SERVICES (0.12%)
HCA, Inc., Co. Gty., 5.600%, 04/01/34(b)	Baa3/BBB-	224	233,206
HOLDING COMPANIES-DIVERS (0.30%)
Benteler International AG, Sr. Sec. Notes, 10.500%, 05/15/28, 144A(b)	Ba3/BB-	547	578,276
INSURANCE (6.35%)
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.165%), 3.200%, 10/30/27, 144A(b),(c),(d)	A3/A	200	171,266
Allianz SE, Jr. Sub. Notes, (H15T5Y + 2.973%), 3.500%, 11/17/25, 144A(b),(c),(d)	A3/A	400	385,280

The accompanying notes are an integral part of these financial statements.

10

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
INSURANCE (Continued)
Allstate Corp., Jr. Sub. Notes, (3M LIBOR + 2.120%), 6.500%, 05/15/57(b),(c),(f)	Baa1/BBB-	$2,200	$2,314,066
Farmers Exchange Capital, Sub. Notes, 7.200%, 07/15/48, 144A(f)	Baa3/BBB+	2,250	2,246,529
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	195,415
Liberty Mutual Group, Inc., Co. Gty., (TSFR3M + 7.382%), 10.750%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,206,849
Lincoln National Corp., Sr. Unsec. Notes, 5.852%, 03/15/34(b)	Baa2/BBB+	429	451,104
Massachusetts Mutual Life Insurance Co., Sub. Notes, 3.729%, 10/15/70, 144A	A2/AA-	243	176,068
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.900%, 04/01/77, 144A	A2/AA-	980	871,063
MetLife, Inc., Jr. Sub. Notes, 10.750%, 08/01/39(b)	Baa2/BBB	1,000	1,428,510
MetLife, Inc., Jr. Sub. Notes, 9.250%, 04/08/38, 144A(b)	Baa2/BBB	1,059	1,264,123
New York Life Insurance Co., Sub. Notes, 6.750%, 11/15/39, 144A	Aa2/AA-	103	121,084
Pine Street Trust III, Sr. Unsec. Notes, 6.223%, 05/15/54, 144A(b)	Baa1/A-	337	365,052
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR + 2.665%), 5.700%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,256,671
			12,453,080
INTERNET (0.97%)
Meta Platforms, Inc., Sr. Unsec. Notes, 4.450%, 08/15/52(b)	Aa3/AA-	500	460,434
Meta Platforms, Inc., Sr. Unsec. Notes, 5.400%, 08/15/54(b)	Aa3/AA-	604	631,952
Netflix, Inc., Sr. Unsec. Notes, 4.900%, 08/15/34(b)	Baa1/A	338	349,274
Prosus NV, Sr. Unsec. Notes, 4.987%, 01/19/52, 144A(b)	Baa2/BBB	540	455,505
			1,897,165
IRON/STEEL (0.33%)
Cleveland-Cliffs, Inc., Co. Gty., 7.000%, 03/15/32, 144A(b)	Ba3/BB-	278	280,403
Vale Overseas, Ltd., Co. Gty., 6.400%, 06/28/54(b)	Baa3/BBB-	350	368,487
			648,890
LODGING (0.49%)
Las Vegas Sands Corp., Sr. Unsec. Notes, 6.200%, 08/15/34(b)	Baa3/BB+	165	172,552
MGM China Holdings, Ltd., Sr. Unsec. Notes, 4.750%, 02/01/27, 144A(b)	B1/B+	200	194,393
Wynn Macau, Ltd., Sr. Unsec. Notes, 5.625%, 08/26/28, 144A(b)	B1/BB-	609	591,964
			958,909
MACHINERY-DIVERSIFIED (0.23%)
AGCO Corp., Co. Gty., 5.800%, 03/21/34(b)	Baa2/BBB-	149	155,675
TK Elevator US Newco, Inc., Sr. Sec. Notes, 5.250%, 07/15/27, 144A(b)	B2/B	300	296,850
			452,525
MEDIA (4.66%)
Comcast Corp., Co. Gty., 7.050%, 03/15/33(f)	A3/A-	2,000	2,335,524
Cox Communications, Inc., Sr. Unsec. Notes, 6.800%, 08/01/28	Baa2/BBB	1,500	1,606,787
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A.	Baa2/BBB	500	532,585
Paramount Global, Jr. Sub. Notes, (H15T5Y + 3.999%), 6.375%, 03/30/62(b),(c)	Ba1-/BB-	600	555,223
Paramount Global, Sr. Unsec. Notes, 4.200%, 05/19/32(b)	Baa3-/BB+	550	487,311
Paramount Global, Sr. Unsec. Notes, 6.875%, 04/30/36	Baa3-/BB+	179	181,336
Time Warner Cable Enterprises LLC, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,564,618
Walt Disney Co., Co. Gty., 7.900%, 12/01/95	A2/A-	1,400	1,871,312
			9,134,696
MINING (0.87%)
Alcoa Nederland Holding BV, Co. Gty., 7.125%, 03/15/31, 144A(b)	Ba1/BB	200	213,243
Anglo American Capital PLC, Co. Gty., 5.750%, 04/05/34, 144A(b)	Baa2/BBB-	654	682,123
AngloGold Ashanti Holdings PLC, Co. Gty., 3.750%, 10/01/30(b)	Baa3/BB+	339	314,187
Glencore Funding LLC, Co. Gty., 5.893%, 04/04/54, 144A(b)	A3/BBB+	276	289,907
Nexa Resources SA, Co. Gty., 6.750%, 04/09/34, 144A(b)	NA/BBB-	200	212,555
			1,712,015
OIL & GAS (3.90%)
Aker BP ASA, Co. Gty., 3.100%, 07/15/31, 144A(b)	Baa2/BBB	426	379,529

The accompanying notes are an integral part of these financial statements.

11

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
OIL & GAS (Continued)
BP Capital Markets PLC, Co. Gty., (H15T5Y + 4.036%), 4.375%, 06/22/25(b),(c),(d)	A3/BBB	$140	$138,654
CITGO Petroleum Corp., Sr. Sec. Notes, 7.000%, 06/15/25, 144A(b)	B3/B+	697	696,556
CITGO Petroleum Corp., Sr. Sec. Notes, 8.375%, 01/15/29, 144A(b)	B3/B+	28	29,146
CVR Energy, Inc., Co. Gty., 5.750%, 02/15/28, 144A(b)	B2/B+	602	565,339
Diamondback Energy, Inc., Co. Gty., 5.400%, 04/18/34(b)	Baa2/BBB	382	389,629
Empresa Nacional del Petroleo, Sr. Unsec. Notes, 5.950%, 07/30/34, 144A(b)	Baa3/BBB-	200	210,210
Eni SpA, Sr. Unsec. Notes, 5.950%, 05/15/54, 144A(b)	Baa1/A-	289	297,198
Exxon Mobil Corp., Sr. Unsec. Notes, 4.227%, 03/19/40(b)	Aa2/AA-	1,402	1,310,990
Occidental Petroleum Corp., Sr. Unsec. Notes, 6.450%, 09/15/36	Baa3/BB+	635	685,812
Petroleos del Peru SA, Sr. Unsec. Notes, 4.750%, 06/19/32, 144A	NA/B	513	403,683
Saudi Arabian Oil Co., Sr. Unsec. Notes, 2.250%, 11/24/30, 144A(b)	A1/NA	853	749,923
Saudi Arabian Oil Co., Sr. Unsec. Notes, 5.750%, 07/17/54, 144A(b)	A1/NA	200	202,502
TotalEnergies Capital SA, Co. Gty., 5.488%, 04/05/54(b)	A1/A+	348	359,148
TotalEnergies Capital SA, Co. Gty., 5.425%, 09/10/64(b)	A1/A+	743	746,374
Woodside Finance, Ltd., Co. Gty., 5.700%, 09/12/54(b)	Baa1/BBB+	480	476,811
			7,641,504
PACKAGING & CONTAINERS (0.68%)
Ardagh Metal Packaging Finance USA LLC, Sr. Unsec. Notes, 4.000%, 09/01/29, 144A(b)	Caa1/CCC+	200	177,921
Ball Corp., Co. Gty., 6.000%, 06/15/29(b)	Ba1/BB+	651	673,469
Smurfit Kappa Treasury ULC, Co. Gty., 5.438%, 04/03/34, 144A(b)	Baa2/BBB	212	221,024
Sonoco Products Co., Sr. Unsec. Notes, 4.450%, 09/01/26	Baa3/BBB-	262	262,029
			1,334,443
PHARMACEUTICALS (2.40%)
Bayer US Finance LLC, Co. Gty., 6.500%, 11/21/33, 144A(b)	Baa2/BBB	227	245,917
Bristol-Myers Squibb Co., Sr. Unsec. Notes, 5.550%, 02/22/54(b)	A2/A	821	869,675
CVS Health Corp., Sr. Unsec. Notes, 6.000%, 06/01/44(b)	Baa2/BBB	431	445,120
CVS Health Corp., Sr. Unsec. Notes, 5.875%, 06/01/53(b)	Baa2/BBB	151	153,448
CVS Health Corp., Sr. Unsec. Notes, 6.050%, 06/01/54(b)	Baa2/BBB	485	505,113
Novartis Capital Corp., Co. Gty., 3.800%, 09/18/29(b)	Aa3/AA-	981	974,098
Novartis Capital Corp., Co. Gty., 4.700%, 09/18/54(b)	Aa3/AA-	196	191,564
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 5.300%, 07/05/34(b)	Baa1/BBB+	802	835,534
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 3.175%, 07/09/50(b)	Baa1/BBB+	684	490,394
			4,710,863
PIPELINES (6.35%)
Cheniere Energy Partners LP, Co. Gty., 3.250%, 01/31/32(b)	Baa2/BBB-	91	81,378
Cheniere Energy Partners LP, Co. Gty., 5.950%, 06/30/33(b)	Baa2/BBB-	92	97,362
Columbia Pipelines Operating Co. LLC, Sr. Unsec. Notes, 6.544%, 11/15/53, 144A(b)	Baa1/NA	155	174,390
DT Midstream, Inc., Sr. Sec. Notes, 4.300%, 04/15/32, 144A(b)	Baa2/BBB-	432	404,570
EIG Pearl Holdings Sarl, Sr. Sec. Notes, 4.387%, 11/30/46, 144A	A1/NA	700	576,492
Enbridge, Inc., Co. Gty., 6.700%, 11/15/53(b)	Baa2/BBB+	227	262,526
Enbridge, Inc., Jr. Sub. Notes, (H15T5Y + 3.122%), 7.375%, 03/15/55(b),(c)	Baa3/BBB-	577	598,473
Enbridge, Inc., Sub. Notes, (TSFR3M + 4.152%), 6.000%, 01/15/77(b),(c)	Ba1/BBB-	750	750,636
Energy Transfer LP, Jr. Sub. Notes, (H15T5Y + 5.306%), 7.125%, 05/15/30(b),(c),(d)	Ba1/BB+	160	163,345
Energy Transfer LP, Sr. Unsec. Notes, 5.950%, 05/15/54(b)	Baa2/BBB	145	148,419
Enterprise Products Operating LLC, Co. Gty., (TSFR3M + 2.832%), 5.375%, 02/15/78(b),(c)	Baa1/BBB	342	326,692
EQM Midstream Partners LP, Sr. Unsec. Notes, 6.375%, 04/01/29, 144A(b)	Ba2/BBB-	168	173,472
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.190%, 11/01/24, 144A	Baa2/BBB+	10	10,015
Global Partners LP, Co. Gty., 7.000%, 08/01/27(b)	B2/B+	1,076	1,084,031
Global Partners LP, Co. Gty., 6.875%, 01/15/29(b)	B2/B+	173	173,534
Global Partners LP, Co. Gty., 8.250%, 01/15/32, 144A(b)	B2/B+	570	591,051
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 8.875%, 07/15/28, 144A(b)	B1/B+	203	215,281
Howard Midstream Energy Partners LLC, Sr. Unsec. Notes, 7.375%, 07/15/32, 144A(b)	B1/B+	71	73,543
MPLX LP, Sr. Unsec. Notes, 4.900%, 04/15/58(b)	Baa2/BBB	561	493,566
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	1,040,763

The accompanying notes are an integral part of these financial statements.

12

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
PIPELINES (Continued)
ONEOK, Inc., Co. Gty., 6.050%, 09/01/33(b)	Baa2/BBB	$570	$608,465
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.000%, 07/15/29	Baa2/BBB	1,000	1,077,793
South Bow USA Infrastructure Holdings LLC, Co. Gty., 5.584%, 10/01/34, 144A(b)	Baa3/BBB-	280	282,456
Targa Resources Partners LP, Co. Gty., 5.500%, 03/01/30(b)	Baa3/BBB	1,177	1,198,393
TransCanada PipeLines, Ltd., Sr. Unsec. Notes, 4.625%, 03/01/34(b)	Baa2/BBB+	765	752,759
TransCanada PipeLines, Ltd., Sr. Unsec. Notes, 4.875%, 05/15/48(b)	Baa2/BBB+	59	55,158
Williams Cos., Inc., Sr. Unsec. Notes, 7.500%, 01/15/31	Baa2/BBB	911	1,037,440
			12,452,003
REITS (2.15%)
Agree LP, Co. Gty., 5.625%, 06/15/34(b)	Baa1/BBB+	85	88,838
American Homes 4 Rent LP, Sr. Unsec. Notes, 5.500%, 02/01/34(b)	Baa2/BBB	947	976,881
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.850%, 02/01/25(b)	Baa3/BBB	161	160,082
Park Intermediate Holdings LLC, Co. Gty., 7.000%, 02/01/30, 144A(b)	B1/BB	313	325,355
Phillips Edison Grocery Center Operating Partnership I LP, Co. Gty., 5.750%, 07/15/34(b)	Baa2/BBB	96	100,170
Phillips Edison Grocery Center Operating Partnership I LP, Co. Gty., 4.950%, 01/15/35(b)	Baa2/BBB	280	274,774
Prologis Targeted US Logistics Fund LP, Co. Gty., 5.500%, 04/01/34, 144A(b)	A3/A-	343	358,823
Rexford Industrial Realty LP, Co. Gty., 2.150%, 09/01/31(b)	Baa2/BBB+	360	303,090
SBA Tower Trust, 2.593%, 10/15/31, 144A(b)	A2/NA	454	387,609
Scentre Group Trust 2, Co. Gty., (H15T5Y + 4.379%), 4.750%, 09/24/80, 144A(b),(c)	Baa1/BBB+	365	362,344
Simon Property Group LP, Sr. Unsec. Notes, 5.850%, 03/08/53(b)	A3/A-	271	290,776
Vornado Realty LP, Sr. Unsec. Notes, 2.150%, 06/01/26(b)	Ba1/BBB-	620	590,322
			4,219,064
RETAIL (1.23%)
Asbury Automotive Group, Inc., Co. Gty., 5.000%, 02/15/32, 144A(b)	B1/BB	500	474,395
Home Depot, Inc., Sr. Unsec. Notes, 5.300%, 06/25/54(b)	A2/A	920	965,820
Macy’s Retail Holdings LLC, Co. Gty., 5.875%, 03/15/30, 144A(b)	Ba2/BB+	585	573,827
Starbucks Corp., Sr. Unsec. Notes, 4.450%, 08/15/49(b)	Baa1/BBB+	451	399,929
			2,413,971
SEMICONDUCTORS (2.00%)
Broadcom, Inc., Sr. Unsec. Notes, 3.469%, 04/15/34, 144A(b)	Baa3/BBB	1,655	1,488,868
Broadcom, Inc., Sr. Unsec. Notes, 3.187%, 11/15/36, 144A(b)	Baa3/BBB	1,109	938,026
Intel Corp., Sr. Unsec. Notes, 5.150%, 02/21/34(b)	Baa1/BBB+	1,328	1,340,444
Micron Technology, Inc., Sr. Unsec. Notes, 2.703%, 04/15/32(b)	Baa3/BBB-	164	143,129
			3,910,467
SOFTWARE (1.58%)
Oracle Corp., Sr. Unsec. Notes, 4.200%, 09/27/29(b)	Baa2/BBB	979	976,387
Oracle Corp., Sr. Unsec. Notes, 3.650%, 03/25/41(b)	Baa2/BBB	1,745	1,441,209
VMware LLC, Sr. Unsec. Notes, 2.200%, 08/15/31(b)	NA/BBB	788	676,278
			3,093,874
TELECOMMUNICATIONS (4.07%)
AT&T, Inc., Sr. Unsec. Notes, 4.500%, 05/15/35(b)	Baa2/BBB	515	499,959
AT&T, Inc., Sr. Unsec. Notes, 4.750%, 05/15/46(b)	Baa2/BBB	425	395,825
AT&T, Inc., Sr. Unsec. Notes, 3.550%, 09/15/55(b)	Baa2/BBB	2,195	1,602,085
Deutsche Telekom International Finance BV, Co. Gty., 8.750%, 06/15/30(f),(g)	Baa1/BBB+	2,000	2,413,773
Iliad Holding SASU, Sr. Sec. Notes, 8.500%, 04/15/31, 144A(b)	B2/B+	200	215,104
NBN Co., Ltd., Sr. Unsec. Notes, 4.250%, 10/01/29, 144A(b)	Aa3/NA	397	395,572
Verizon Communications, Inc., Sr. Unsec. Notes, 4.016%, 12/03/29(b)	Baa1/BBB+	1,965	1,935,129
Verizon Communications, Inc., Sr. Unsec. Notes, 3.550%, 03/22/51(b)	Baa1/BBB+	674	521,217
			7,978,664
TRANSPORTATION (0.82%)
BNSF Funding Trust I, Co. Gty., (3M LIBOR + 2.350%), 6.613%, 12/15/55(b),(c)	Baa1/A	250	251,982

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
CORPORATE DEBT SECURITIES (Continued)
TRANSPORTATION (Continued)
CSX Corp., Sr. Unsec. Notes, 4.900%, 03/15/55(b)	A3/BBB+	$980	$959,907
Union Pacific Corp., Sr. Unsec. Notes, 3.839%, 03/20/60(b)	A3/A-	503	401,363
			1,613,252
TOTAL CORPORATE DEBT SECURITIES (Cost of $161,029,657)			162,080,222
ASSET-BACKED SECURITIES (12.34%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 08/15/46, 144A(b)	NA/A-	904	856,723
Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.300%, 06/21/28, 144A(b)	Aaa/NA	48	47,857
Antares CLO, Ltd., Series 2017-1A, Class CR, (TSFR3M + 2.962%), 8.244%, 04/20/33, 144A(b),(e)	NA/A	1,093	1,105,045
Apidos CLO XXXIX, Ltd., Series 2022-39A, Class A1, (TSFR3M + 1.300%), 6.582%, 04/21/35, 144A(b),(e)	Aaa/AA+	950	952,808
Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.180%, 12/15/28, 144A(b)	Aaa/NA	111	112,540
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.330%, 08/20/26, 144A(b)	Aaa/NA	255	250,761
Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class B, 3.446%, 07/15/46, 144A(b)	Baa1/NA	267	242,445
BlackRock Shasta CLO XIII LLC, Series 2024-1A, Class A1, (TSFR3M + 1.850%), 7.150%, 07/15/36, 144A(b),(e)	NA/AAA	740	741,181
Cerberus Loan Funding XXXVII LP, Series 2022-1A, Class A1, (TSFR3M + 1.780%), 7.081%, 04/15/34, 144A(b),(e)	Aaa/NA	1,500	1,500,553
CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.690%, 07/15/60, 144A(b)	NA/A+	612	591,818
Chesapeake Funding II LLC, Series 2023-2A, Class A1, 6.160%, 10/15/35, 144A(b)	Aaa/NA	117	118,704
Daimler Trucks Retail Trust, Series 2023-1, Class A3, 5.900%, 03/15/27(b)	Aaa/NA	428	434,227
DataBank Issuer, Series 2021-2A, Class A2, 2.400%, 10/25/51, 144A(b)	NA/NA	583	549,869
DB Master Finance LLC, Series 2021-1A, Class A2I, 2.045%, 11/20/51, 144A(b)	NA/BBB	591	560,258
Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 04/25/51, 144A(b)	NA/BBB+	537	494,336
EnFin Residential Solar Receivables Trust, Series 2024-1A, Class A, 6.650%, 02/20/55, 144A(b)	NA/NA	205	215,830
Flexential Issuer, Series 2021-1A, Class A2, 3.250%, 11/27/51, 144A(b)	NA/NA	555	526,230
Ford Credit Auto Owner Trust, Series 2022-C, Class B, 5.030%, 02/15/28(b)	Aaa/AA+	565	571,501
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.870%, 08/15/36, 144A(b),(h)	NA/AAA	255	260,230
Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, (TSFR3M + 1.812%), 7.113%, 10/15/33, 144A(b),(e)	NA/AAA	600	600,911
Fortress Credit Opportunities XVII CLO, Ltd., Series 2022-17A, Class A, (TSFR3M + 1.370%), 6.671%, 01/15/30, 144A(b),(e)	NA/AAA	2	2,144
Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class C, (TSFR3M + 2.362%), 7.604%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,244,703
Hilton Grand Vacations Trust, Series 2023-1A, Class A, 5.720%, 01/25/38, 144A(b)	Aaa/AAA	68	70,360
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.250%, 02/28/51, 144A(b)	NA/A	172	158,026
IVY Hill Middle Market Credit Fund XII, Ltd., Series 12A, Class BR, (TSFR3M + 3.162%), 8.444%, 07/20/33, 144A(b),(e)	NA/A-	866	866,117
MCF CLO IX, Ltd., Series 2019-1A, Class A1RR, (TSFR3M + 2.000%), 7.286%, 04/17/36, 144A(b),(e)	NA/AAA	550	553,286
MF1, Ltd., Series 2021-FL7, Class AS, (TSFR1M + 1.564%), 6.579%, 10/16/36, 144A(b),(e)	NA/NA	923	910,103
MF1, Ltd., Series 2022-FL8, Class C, (TSFR1M + 2.200%), 7.165%, 02/19/37, 144A(b),(e)	NA/NA	448	433,865
Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 05/15/69, 144A(b)	NA/AAA	74	66,825
Neuberger Berman Loan Advisers CLO 47, Ltd., Series 2022-47A, Class A, (TSFR3M + 1.300%), 6.601%, 04/14/35, 144A(b),(e)	Aaa/NA	937	937,664
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/61, 144A(b)	NA/A	1,063	979,654
PMT Issuer Trust - FMSR, Series 2021-FT1, Class A, (TSFR1M + 3.115%), 7.970%, 03/25/26, 144A(b),(e)	NA/NA	566	567,466
Purewest Funding LLC, Series 2021-1, Class A1, 4.091%, 12/22/36, 144A(b)	NA/NA	104	102,358

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
ASSET-BACKED SECURITIES (Continued)
RCKT Mortgage Trust, Series 2024-CES2, Class A2, 6.389%, 04/25/44, 144A(b),(e)	NA/NA	$148	$150,290
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.740%, 10/16/28(b)	Aaa/AAA	352	351,784
SFS Auto Receivables Securitization Trust, Series 2023-1A, Class A2A, 5.890%, 03/22/27, 144A(b)	Aaa/AAA	79	79,720
Slam, Ltd., Series 2021-1A, Class A, 2.434%, 06/15/46, 144A(b)	A1/NA	1,072	987,639
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (TSFR1M + 0.864%), 5.961%, 10/15/35, 144A(b),(e)	Aaa/AAA	122	122,288
Tesla Auto Lease Trust, Series 2023-B, Class A3, 6.130%, 09/21/26, 144A(b)	Aaa/NA	449	453,350
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A, 1.680%, 02/20/46, 144A(b)	NA/A	735	667,651
TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 02/20/46, 144A(b)	NA/A+	390	349,515
TIF Funding III LLC, Series 2024-1A, Class A, 5.480%, 04/20/49, 144A(b)	NA/AA	406	411,569
United States Small Business Administration, Series 2010-20F, Class 1, 3.880%, 06/01/30	Aaa/AA+	26	25,904
Voya CLO, Ltd., Series 2019-1A, Class A1RR, (TSFR3M + 1.370%), 0.010%, 10/15/37, 144A(b),(e)	NA/NA	500	500,000
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 09/15/43, 144A(b),(h)	NA/A	948	938,550
Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 05/15/46, 144A(b)	NA/NA	590	534,791
TOTAL ASSET-BACKED SECURITIES (Cost of $24,726,712)			24,199,449
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.88%)
BXHPP Trust, Series 2021-FILM, Class C, (TSFR1M + 1.214%), 6.311%, 08/15/36, 144A(e)	NA/NA	167	156,654
COLT Mortgage Loan Trust, Series 2023-3, Class A2, 7.432%, 09/25/68, 144A(b),(h)	NA/NA	224	229,289
Cross Mortgage Trust, Series 2024-H2, Class A2, 6.417%, 04/25/69, 144A(b),(h)	NA/NA	293	297,099
JP Morgan Mortgage Trust, Series 2024-CES1, Class A2, 6.148%, 06/25/54, 144A(b),(h)	NA/NA	195	197,660
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/58, 144A(b),(e)	NA/NA	135	126,357
New Residential Mortgage Loan Trust, Series 2022-NQM1, Class A1, 2.277%, 04/25/61, 144A(b),(e)	NA/NA	812	723,280
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $1,825,941)			1,730,339
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.09%)
FHLMC Pool #A15675, 6.000%, 11/01/33	Aaa/AA+	26	27,136
FNMA Pool #754791, 6.500%, 12/01/33	Aaa/AA+	102	107,784
FNMA Pool #763852, 5.500%, 02/01/34	Aaa/AA+	42	42,501
GNSF Pool #417239, 7.000%, 02/15/26	Aaa/AA+	1	416
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $164,698)			177,837
MUNICIPAL BONDS (1.20%)
City of San Francisco CA Public Utilities Commission Water Revenue, Build America Bonds, 6.000%, 11/01/40	Aa2/AA-	145	155,110
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa2/AA-	1,500	1,876,995
University of Michigan, 3.599%, 04/01/47	Aaa/AAA	365	320,316
TOTAL MUNICIPAL BONDS (Cost of $2,039,533)			2,352,421
U.S. TREASURY OBLIGATIONS (0.25%)
United States Treasury Bonds, 4.250%, 08/15/54	Aaa/AA+	225	229,465
United States Treasury Notes0.000%, 05/15/54	Aaa/AA+	243	263,199
TOTAL U.S. TREASURY OBLIGATIONS (Cost of $490,880)			492,664
GOVERNMENT BONDS (1.52%)
Hungary Government International Bond, Sr. Unsec. Notes, 6.750%, 09/25/52, 144A	Baa2/BBB-	200	225,520
Israel Government International Bond, Sr. Unsec. Notes, 5.750%, 03/12/54	Baa1/A+	1,208	1,148,748
Panama Government International Bond, Sr. Unsec. Notes, 7.500%, 03/01/31(b)	Baa3/BBB	400	437,907

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note1)
GOVERNMENT BONDS (Continued)
Peruvian Government International Bond, Sr. Unsec. Notes, 5.875%, 08/08/54(b)	Baa1/BBB-	$363	$381,024
Romanian Government International Bond, Sr. Unsec. Notes, 5.750%, 03/24/35, 144A	Baa3/BBB-	780	774,930
TOTAL GOVERNMENT BONDS (Cost of $2,885,450)			2,968,129
TOTAL INVESTMENTS (98.96%) (Cost of $193,162,871)			194,001,061
OTHER ASSETS AND LIABILITIES (1.04%)			2,045,285
NET ASSETS (100.00%)			$196,046,346

At September 30, 2024, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	12/24	97	$10,637,414	$10,658,633	$21,219
U.S. Treasury Long Bonds	12/24	39	4,850,528	4,843,313	(7,215)
U.S. Treasury Ultra Bonds	12/24	47	6,295,242	6,255,406	(39,836)
					(25,832)
Short Futures Outstanding
U.S. Treasury Ultra 10-Year Notes	12/24	42	(4,965,188)	(4,968,469)	(3,281)
Net unrealized depreciation on open futures contracts					$(29,113)

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2024 and may have changed subsequently.
(b)	This security is callable.
(c)	Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2024. Security will convert at a future date to a floating rate of reference rate and spread in the description above.
(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at September 30, 2024.
(f)	Security position is either entirely or partially held in a segregated account as collateral for line of credit. Refer to Note 6.
(g)	Multi-Step Coupon. Rate disclosed is as of September 30, 2024.
(h)	Denotes a step-up bond. The rate indicated is the current coupon as of September 30, 2024.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2024, these securities amounted to $72,038,671 or 36.75% of net assets.

Legend

Certs. – Certificates

CLO – Collateralized Loan Obligation

Co. Gty. – Company Guaranty

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNSF – Government National Mortgage Association (Single Family)

GO – Government Obligation

H15T5Y – US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. – Junior

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

Ltd. – Limited

NA – Not Available

PLC – Public Limited Company

Sec. – Secured

SOFRINDX – Secured Overnight Financing Rate Index

SOFRRATE – Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

16

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Sr. – Senior

Sub. – Subordinated

TSFR1M – One Month Term Secured Overnight Financing Rate

TSFR3M – 3-month Term Secured Overnight Financing Rate

Unsec. – Unsecured

The accompanying notes are an integral part of these financial statements.

17

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2024.

Assets:	Total Market Value at 09/30/24	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
LONG-TERM INVESTMENTS
CORPORATE DEBT SECURITIES	$162,080,222	$—	$162,080,222	$—
MUNICIPAL BONDS	2,352,421	—	2,352,421	—
ASSET-BACKED SECURITIES	24,199,449	—	24,199,449	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	177,837	—	177,837	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	1,730,339	—	1,730,339	—
GOVERNMENT BONDS	2,968,129	—	2,968,129	—
U.S. TREASURY OBLIGATIONS	492,664	—	492,664	—
Derivatives
LONG FUTURES	21,219	21,219	—	—
TOTAL ASSETS	$194,022,280	$21,219	$194,001,061	$—
Liabilities:
FUTURES CONTRACTS	$50,332	$50,332	$—	$—

The accompanying notes are an integral part of these financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2024

Assets:
Investment in securities, at value (amortized cost $193,162,871) (Note 1)	$194,001,061
Cash	604,145
Interest receivable	2,333,089
Receivable from broker—variation margin on open futures contracts	21,219
Deposits with brokers for open futures contracts	469,146
Prepaid expenses	12,650
TOTALASSETS	197,441,310
Liabilities:
Securities purchased	1,151,278
Investment advisory fees payable	72,549
Payable to broker—variation margin on open futures contracts	50,332
Audit fees payable	43,539
Printing fees payable	24,736
Administration and accounting fees payable	14,312
Legal fees payable	11,111
Transfer agency fees payable	7,206
Custodian fees payable	6,957
Accrued fees payable	12,944
TOTALLIABILITIES	1,394,964
Net assets: (equivalent to $18.30 per share based on 10,713,411 shares of capital stock outstanding)	$196,046,346
NET ASSETS consisted of:
Par value	$107,134
Capital paid-in	206,647,413
Distributable earnings	(10,708,201)
$196,046,346

The accompanying notes are an integral part of these financial statements.

19

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2024

Investment Income:
Interest		$5,251,980
Total Investment Income		5,251,980
Expenses:
Investment advisory fees (Note 4)	$428,767
Administration fees	83,703
Trustees’ fees (Note 4)	79,468
Legal fees and expenses	73,980
Transfer agent fees	21,270
Reports to shareholders	21,043
Insurance.	16,693
Custodian fees	16,491
Audit fees	14,539
NYSE fee	12,534
ICI fee	9,046
Miscellaneous	48,687
Total Expenses		826,221
Net Investment Income		4,425,759
Realized and unrealized gain from:
Net realized (loss) from:
Investment securities		(1,568,081)
Futures contracts		1,505,250
Net Realized Loss		(62,831)
Change in net unrealized appreciation (depreciation) of:
Investment securities		7,222,986
Futures contracts		(412,258)
Change in Net Unrealized Appreciation		6,810,728
Net gain on investments and futures contracts		6,747,897
Net increase in net assets resulting from operations		$11,173,656

The accompanying notes are an integral part of these financial statements.

20

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2024 (Unaudited)	Year ended March 31, 2024
Increase (decrease) in net assets:
Operations:
Net investment income	$4,425,759	$8,391,273
Net realized loss	(62,831)	(5,527,486)
Change in unrealized appreciation	6,810,728	6,958,522
Net increase in net assets resulting from operations	11,173,656	9,822,309
Distributions:
From distributed earnings	(4,285,364)	(8,356,460)
Increase in net assets	6,888,292	1,465,849
Net Assets:
Beginning of period	189,158,054	187,692,205
End of period	$196,046,346	$189,158,054

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six-months ended September 30, 2024	Year ended March 31,
	(Unaudited)	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of period	$17.66	$17.52	$19.59	$21.25	$19.67	$20.57
Net investment income	0.41	0.78	0.72	0.70	0.77	0.79
Net gain (loss) on investments and futures contracts	0.63	0.14	(2.01)	(1.22)	2.10	(0.50)
Total from investment operations	1.04	0.92	(1.29)	(0.52)	2.87	0.29
Less distributions:
Dividends from net investment income	(0.40)	(0.78)	(0.72)	(0.80)	(0.80)	(0.97)
Distributions from net realized gains	—	—	(0.06)	(0.34)	(0.49)	(0.22)
Total distributions	(0.40)	(0.78)	(0.78)	(1.14)	(1.29)	(1.19)
Net asset value, end of period	$18.30	$17.66	$17.52	$19.59	$21.25	$19.67
Per share market price, end of period	$17.65	$16.49	$15.88	$17.87	$20.45	$19.74
Total Investment Return(1)
Based on net asset value	6.61%	5.93%	(6.08)%	(2.80)%	14.71%	1.51%
Based on market value	9.65%	9.12%	(6.68)%	(7.87)%	10.00%	9.03%
Ratios/Supplemental Data
Net assets, end of period (000s)	$196,046	$189,158	$187,692	$209,849	$227,637	$210,632
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.87%	0.88%	0.86%	0.85%	0.81%	0.76%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.87%	0.88%	0.86%	0.85%	0.79%	0.76%
Ratio of net investment income to average net assets	4.68%	4.56%	4.11%	3.31%	3.56%	3.76%
Portfolio turnover rate	29.16%	34.65%	35.10%	51.47%	88.81%	59.99%
Number of shares outstanding at the end of the period (in 000’s)	10,713	10,713	10,713	10,713	10,710	10,710

(1)	Total investment return based on net asset value per share includes management fees and all other expenses paid by the Fund and reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total investment return based on market value is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of the calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

The accompanying notes are an integral part of these financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 − Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.	Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services which are unaffiliated with Insight North America LLC (‘‘INA’’ or the ‘‘Adviser’’) - and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

The Fund adopted policies to comply with the SEC’s Rule 2a-5 under the 1940 Act, which established a new regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined by the Fund’s Valuation Designee pursuant to its procedures and subject to oversight by the Board of Trustees (the “Board”). The Valuation Designee considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when-issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2024, the Fund did not hold any Level 3 securities.

When-Issued Securities — The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value (‘‘NAV’’). At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts — The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the six-month period ended September 30, 2024, the Fund used futures contracts to manage duration exposure to the Fund’s index.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Swap Contracts — Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. During the sixmonth period ended September 30, 2024, the Fund did not enter into swap transactions.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements.

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2024:

Fair Value of Derivative Instruments as of September 30, 2024:

Derivatives not accounted for as
hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$21,219	$(50,332)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2024:

The Effect of Derivative Investments on the Statement of Operations for the six months ended September 30, 2024:

	Realized	Change in Net Unrealized
Derivatives not accounted for as	Gain (Loss)	Appreciation (Depreciation)
hedging instruments under ASC 815	on Derivatives	on Derivatives
Futures — Interest Rate Contracts	$1,505,250	$(412,258)

The average notional amounts of long and short futures contracts held by the Fund throughout the period was $27,121,448 and $2,475,855, respectively. This is based on amounts held as of each quarter-end throughout the fiscal period.

B.	Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2021-2023 or expected to be taken on the Fund’s 2024 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2024 and 2023 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2024	$8,356,460	$—	$—	$8,356,460
FY 2023	$7,713,566	$—	$645,037	$8,358,603

At March 31, 2024, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Capital Loss Carryforward	Post October Loss	Net Unrealized Depreciation
$(17,596,493)	$17,627	$(9,358,072)	$—	$(8,256,048)

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2024, the capital loss carryforwards were as follows:

Short-Term	Long-Term	Total
$(1,972,105)	$(7,385,967)	$(9,358,072)

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2024, no losses were deferred.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At September 30, 2024, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$193,162,871	$7,145,131	$(6,306,941)	$838,190

F.	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 − Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2024:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$5,912,032	$6,636,526
Other Investment Securities	$50,926,856	$47,496,165

Note 3 − Capital Stock — At September 30, 2024, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,713,411 shares issued and outstanding.

Note 4 − Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation — INA serves as investment adviser to the Fund. The Adviser is entitled to a monthly investment advisory fee at the annualized rate of 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets and 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000. Effective December 1, 2022, the annualized rate became 0.50% of the first $100,000,000 of the Fund’s average daily Managed Assets, 0.40% of the Fund’s average daily Managed Assets in excess of $100,000,000 but less than $200,000,000, and 0.30% of the Fund’s average daily Managed Assets in excess of $200,000,000. The ‘‘Managed Assets’’of the Fund shall be defined as the total assets of the Fund, less its liabilities other than Fund liabilities incurred for investment purposes.

BNY Mellon Investment Servicing (US) Inc., an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. Computershare Investor Services (‘‘Computershare’’) serves as the Transfer Agent to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited, another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2024 was $79,468. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers on the Statement of Operations receives compensation from the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 5 − Dividend and Distribution Reinvestment — In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the ‘‘Plan’’), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the ‘‘Valuation Date’’) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2024, the Fund did not issue any shares under this Plan.

Note 6 − Committed Facility Agreement — On November 19, 2021, the Fund entered into a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage International, under which the Fund may borrow up to $125,000,000 on a revolving basis. The credit facility is secured by a portion of the Fund’s portfolio investments in amounts required by the Credit Agreement, which are maintained in a segregated account by the Fund Custodian. As of September 30, 2024, there was no outstanding balance. All borrowings under the Credit Agreement constitute financial leverage. The Credit Agreement contains customary representations, warranties, covenants, and default provisions. The Fund is charged interest based on the Overnight Bank Funding Rate plus (i) 72 basis points (in respect of investment grade corporate bonds and US Government Securities), or (ii) 92 basis points (in respect of other securities). The Fund is subject to the asset coverage requirements imposed by the Investment Company Act.

Note 7 − Principal Risks — An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the Fund’s investments in new securities may be at lower yields and may

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

reduce the Fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security’s price to fall. The lower a security’s credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Derivatives risk. The Fund may utilize a variety of derivative instruments. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. In addition, derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk and management risk. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to its derivative transactions will affect the value of those instruments. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.

Economic, geopolitical and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

30

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

As a result of certain geopolitical tensions and armed conflicts outside of the United States, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain countries, corporate entities and individuals. The imposition of such sanctions and other similar measures could cause, among other things, a decline in the value and/or liquidity of securities issued, downgrades in the credit ratings of securities and cause increased market volatility affect-ing not only the party but throughout the world. Sanctions could also result in a party taking counter measures or retaliatory actions which may further impair the value and liquidity of some securities.

ETF and other investment company risk. To the extent the Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Fund invests in an ETF or other investment company, shareholders of the Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the Fund.

Foreign investment risk. To the extent the Fund invests in foreign securities, the Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.

High yield securities risk. High yield (“junk”) securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

Issuer risk. A security’s market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services, or factors that affect the issuer’s industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Leverage risk. The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Management risk. The investment process used by the Fund’s portfolio managers could fail to achieve the Fund’s investment goal and cause your fund investment to lose value.

Market risk. The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

Risk of market price discount from net asset value. Shares of closed-end funds frequently trade at a market price that is below their NAV. This is commonly referred to as ‘‘trading at a discount.’’This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s NAV may decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Valuation risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Note 8 − Recent Accounting Pronouncements — In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04 “Facilitation of the Effects of Reference Rate Reform on Financial Reporting,” which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU 2020-04 was effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 “Deferral of the Sunset Date of Topic 848,” which extended the temporary relief period provided by ASU No. 2020-04 through December 31, 2024. Management does not expect ASU 2020-04 or ASU 2022-06 to have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 9 − SubsequentEvents — On October 8, 2024, the Fund entered into an agreement with KKR Income Opportunities Fund (“KIO”) (NYSE: KIO) under which KIO will acquire the assets of the Fund, subject to the approval of the Fund’s shareholders. Additional information regarding the transaction will be provided to shareholders in connection with such approval by the Fund’s shareholders.

Other than noted above, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

33

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table is based on the investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2024 to September 30, 2024).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invest to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Fund’s actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders’ reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the second line in the table is useful for comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the Period
	April 01, 2024	September 30, 2024	Expense Ratio	Per $1,000
Insight Select Income Fund
Actual	$1,000.00	$1,061.60	0.87%	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	0.87%	$4.41
34

SHAREHOLDER INFORMATION (Unaudited)

The following information in this semi-annual report is a summary of certain information about the Fund and changes that occurred during the prior fiscal year. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Summary of information regarding the Fund (unaudited)

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date.

The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund’s investment objective may be changed by the Board of Trustees of the Fund without shareholder approval. There can be no assurance that the Fund will achieve its objective.

Principal Investment Strategies and Policies

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure that have not been approved by shareholders.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (defined below) in debt securities (the “80% Policy”). Seventy-five percent of the Fund’s Managed Assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

•	debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by a nationally recognized statistical ratings organization, such as Moody’s (i.e., Aaa, Aa, A or Baa) or Standard & Poor’s (i.e., AAA, AA, A or BBB) (collectively, the “NRSRO Rated Securities”);

•	short-term debt securities (“debentures”) which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

•	obligations of the United States Government, its agencies or instrumentalities; and

•	bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

“Managed Assets” means net assets, plus the proceeds from borrowings and the issuance of senior securities for investment purposes. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund’s portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund’s portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant.

The balance of the Fund’s investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any NRSRO.

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SHAREHOLDER INFORMATION (Unaudited) — continued

Fixed-income securities rated below Baa/BBB are considered below investment grade (“high yield” or “junk” bonds). All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

From time to time, the Fund may also purchase futures contracts, including interest rate futures, (“futures contracts”) and related options thereon, to hedge the Funds interest rate risk and/or duration risk. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

The Fund has established a credit facility secured by a portion of the Fund’s portfolio investments from which the Fund will be able to borrow money to be invested pursuant to the Fund’s investment strategy. The Fund is permitted to borrow up to the limit permitted under the 1940 Act.

The Fund focuses on a relative value strategy. The Fund seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase the Fund’s income, and therefore the Fund’s dividend payment. In constructing the Fund’s portfolio, the Adviser relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis and detailed individual security selection. The fund’s Adviser seeks to identify investment opportunities for the Fund based on its evaluation of the relative value of securities. The Adviser analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. The Adviser may supplement its internal research with external, third-party credit research and related credit tools.

The Fund’s average duration is expected to be near the duration of the Bloomberg U.S. Credit Index which is the Fund’s benchmark. On March 31, 2024, the Fund’s duration was 7.07 years and the duration of the Fund’s benchmark was 6.84 years. The Adviser expects that the Fund’s duration will remain between 4 and 8 years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose 1%.

The type of fixed-income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities, including bonds, notes, debentures, convertible securities, preferred stock and corporate commercial paper; issued by U.S. and non-U.S. corporations and other entities, such as master limited partnerships; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) bank loans, including participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers’ acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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SHAREHOLDER INFORMATION (Unaudited) — continued

The Fund’s 80% policy set forth above may be changed upon 60 days written notice to shareholders.

When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in cash, high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Investment Restrictions

The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund’s Board. The Fund’s fundamental investment policies may be changed only with the approval of the holders of a “majority of the Fund’s outstanding voting securities,” which, as used in this prospectus, means the lesser of (1) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or by proxy, or (2) more than 50% of the outstanding Shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund’s fundamental policies are set forth below.

1.	The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.	The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.	The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.	The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.	The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.	The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund’s policies which are not deemed fundamental and which may be changed by the Board without shareholder approval are set forth below:

1.	The Fund will not invest in companies for the purpose of exercising control or management.
37

SHAREHOLDER INFORMATION (Unaudited) — continued

2.	The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund’s investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

3.	The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars (“Yankee Bonds”). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund’s assets to be invested in Yankee Bonds and Euro-dollar obligations.

4.	The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

Principal Risks

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The Fund’s share price fluctuates, sometimes dramatically, which means an investor in the Fund could incur a loss.

For a discussion of the principal risk factors associated with an investment in the Fund, refer to Note 7 to the Fund’s financial statements in this Semi-Annual Report.

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on September 18, 2024 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of Insight Select Income Fund (the “Fund”), including a majority of those trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), unanimously approved the continuation of the existing investment advisory agreement effective De-cember 1, 2020, as amended (the “Agreement”) between the Insight Select Income Fund (the “Fund”) and Insight North America, LLC (the “Adviser”) for an additional one-year period ending December 1, 2025. The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Prior to the Meeting, the Trustees requested and received information from the Adviser in accordance with Sec-tion 15(c) of the Investment Company Act. Specifically, the Trustees received information regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio managers’ management of the Fund, (iv) investment performance of the Fund, (v) the capitalization and financial condition of the Adviser and BNY Mellon,

38

SHAREHOLDER INFORMATION (Unaudited) — continued

(vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of those fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also received a copy of the Advisory Agreement and the Adviser’s current Form ADV. The Trustees were provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Advisory Agreement. The Trustees also reviewed comparative performance data and other comparative statistics, share price data, and fee and expense data for the Fund relative to four other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”) and for two comparative funds to which the Adviser serves as the investment adviser. In addition to the information provided, the Board met with representatives of the Adviser during the Meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the continuation of the Advisory Agreement.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During their deliberations on whether to approve the continuation of the Advisory Agreement, the Trustees considered many factors, the information provided by the Adviser as described above, and all other factors the Trustees believed to be relevant to evaluate the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangement with the Adviser with respect to the Fund, as provided in the Advisory Agreement, including the investment advisory fees, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished by the Adviser in connection with the Advisory Agreement’s approval and throughout the year. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Advisory Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of their experience necessary to provide investment man-agement services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Advisory Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the average performance of the Peer Group and its respective benchmark index, the Bloomberg U.S. Credit Index, which is comprised primarily of U.S. investment

39

SHAREHOLDER INFORMATION (Unaudited) — continued

grade corporate bonds (the “Benchmark”). The Trustees noted that the Fund had outperformed or was on par with its Benchmark and Peer Group average for the one-, three-, five-, ten-year and since inception periods ended June 30, 2024. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the overall consistency of performance results and the short-term and long-term performance of the Fund. The Board concluded that the performance of the Fund was within an acceptable range to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed BNY Mellon’s financial statements for the year ended December 31, 2023. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, noting that The Bank of New York Mellon Corporation, BNY Mellon and its affiliates provided custodial and administrative services to the Fund for which the Fund pays service fees. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the contractual advisory fee rates for the Fund were within the range of the advisory fees charged by the Peer Group. The Trustees noted that the Fund’s net expense ratio was higher than the average net expense ratio based upon the comparison to the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher levels of managed assets of the Fund to the benefit of Fund shareholders due to the breakpoint reduction in the advisory fee of 10 basis points on managed assets in excess of $100 million (such that managed assets in excess of $100 million are subject to an annual management fee rate of 0.40% of average daily managed assets; with an additional 10 basis point break point reduction in the advisory fee on managed assets in excess of $200 million (such that managed assets in excess of $200 million are subject to an annual management fee rate of 0.30% of average daily managed assets).

Conclusion. After consideration of all the factors, taking into consideration the information presented at the Meeting, and deliberating in executive session, the entire Board (all of which are independent) unanimously approved the Advisory Agreement for an additional one-year period ending December 1, 2025. The Board concluded that the investment advisory fee rate under the Advisory Agreement is reasonable in relation to the services provided and that continuation of the Advisory Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Advisory Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

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SHAREHOLDER INFORMATION (Unaudited) — continued

RESULTS OF ANNUAL SHAREHOLDER MEETING

The Annual Meeting of Shareholders of the Fund was held on June 20, 2024. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

		Cast In
	Proposal Votes	Favor	Withheld
1.	W. Thacher Brown	7,265,101	2,069,382
2.	Ellen D. Harvey	7,421,301	1,913,193
3.	Thomas E. Spock	7,327,633	2,006,862
4	Suzanne P. Welsh	7,403,027	1,931,458

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

ADDITIONAL TAX INFORMATION

For the year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. None of the distributions made by the Fund may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2025.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare Investor Services acts as the agent (the “Agent”) for participants under the Plan.

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SHAREHOLDER INFORMATION (Unaudited) — continued

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date”), plus this brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare Investor Services, PO Box 505000, Louisville, KY 40233-5000.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

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SHAREHOLDER INFORMATION (Unaudited) — continued

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

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SHAREHOLDER INFORMATION (Unaudited) — continued

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:
Computershare Investor Services
PO Box 505000, Louisville, KY 40233-5000, or call 1-866-333-6685

T R U S T E E S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O F F I C E R S

DAVID C. LEDUC

President

JAMES DICHIARO

Vice President

THOMAS E. STABILE

Treasurer and Vice President

DANIEL HAFF

Chief Compliance Officer

VIVEK NAYAR

Secretary

I N V E S T M E N T   A D V I S E R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C U S T O D I A N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T R A N S F E R   A G E N T

COMPUTERSHARE INVESTOR SERVICES

PO Box 505000,

Louisville, KY 40233-5000

866-333-6685

C O U N S E L

TROUTMAN PEPPER HAMILTON SANDERS LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I N D E P E N D E N T   R E G I S T E R E D

P U B L I C   A C C O U N T I N G   F I R M

TAIT,WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund Semi-Annual Report September 30, 2024

(b)	Not applicable.

Item 2. Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6. Investments.

(a)	The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) None

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ David C. Leduc
David C. Leduc
(Principal Executive Officer)

Date	11/14/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David C. Leduc
David C. Leduc
(Principal Executive Officer)

Date	11/14/2024

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date	11/14/2024